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                                                                  EXHIBIT 10.14


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                                   [EYI LOGO]

                       ESSENTIALLY YOURS INDUSTRIES INC.
                  PMB 230, 250 H Street, Blaine, WA 98230-4033
                TELEPHONE: 604-596-9766 FACSIMILE: 604-596-9455
            TOLL-FREE LIVE OPERATOR: 1-877-EYI-CORP (1-877-394-2677)
                             WEB SITE:WWW.EYICOM.COM


                                   [DSA LOGO]
                                  INDEPENDENT
                               BUSINESS ASSOCIATE
                                 APPLICATION AND
                                 AGREEMENT (USA)

IBA INFORMATION                         SSN, Federal ID or Company I.D. #
                                                                          --- -- -----
Name (last, First) or Business Name

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Co-applicant name (last, first) if applicable

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Shipping Address

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City                              State                             Zip Code

------------------------------    ------------------------------    ------------------
Telephone #                Fax #                   E-mail

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SPONSORING IBA INFORMATION

Name (last, First) or Business Name

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Sponsoring Associate SSN, Federal ID # or Company ID #     Apply to Business Center #

------    ------    ------                                       --------

PLACEMENT INFORMATION

Place under: Name (last, First) or Business Name

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Place under: SSN, Federal ID or Company ID #     Retail Business Center #

------    ------    ------                          --------   [ ] Left   [ ] Right

TYPE OF BUSINESS      [ ]  Wholesale Buyer   [ ]  Single    [ ]  Trio   [ ]  5 by 3

I hereby apply to become an Independent Business Associate (IBA) for Essentially Yours Industries Inc (EYI). I HAVE READ AND UNDERSTAND AND AGREE TO ABIDE BY THE PROVISIONS WHICH ARE PRINTED ON THE BACK OF THIS AGREEMENT. I WILL NOT MAKE ANY CLAIMS, WHATSOEVER, OF THERAPEUTIC, MEDICAL OR CURATIVE VALUE OF ANY KIND RELATING TO ANY EYI PRODUCTS. INITIAL HERE______. I UNDERSTAND THAT I HAVE THE RIGHT TO CANCEL THIS AGREEMENT AT ANYTIME, REGARDLESS OF REASON. Cancellation must be received in writing at the Company's mailing address: PMB 230, 250 H Street, Blaine, WA 98230-4033.

                         ANNUAL ADMINISTRATION FEE: $40

                             PLEASE SUBMIT PAYMENT
                             AT TIME OF APPLICATION

                           ALL FUNDS IN U.S. DOLLARS

---------------------------------    ----------    ------------------------------    ----------
Independent Associate Signature      Date          Company Use Only (Accepted By)    Date


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1st Copy with original signature - COMPANY        2nd Copy - ASSOCIATE       3rd Copy - SPONSOR
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                               TERMS & CONDITIONS

        Essentially Yours Industries Inc. referred to as "EYI" is desirous of accepting applications for new Independent Business Associates to market products to retail customers WHEREAS: The applicant herein is desirous of becoming an Independent Business Associate herein referred to as "IBA" to sell products and/or services and earn compensation THEREFORE: the parties enter the following agreements herein and agree to the Policies and Procedures of the Company.

1.   The IBA is of legal age in the jurisdiction in which he/she resides.

2. There is no purchase necessary to become an Independent Business Associate with EYI.

3. IBA is not an employee, agent, joint venture or partner and may not create or incur liability and/or obligations of any kind in the name of EYI. This application does not constitute the sale of a franchise or a distributorship, there are no exclusive territories granted to anyone, no franchise fees have been paid, nor is the IBA acquiring any interest in a security by the acceptance of the Agreement.

4. IBA understands that he/she is not guaranteed any income, nor assured of any profits or success.

5. IBA understands that he/she is not required to make any purchases or to maintain an inventory in order to become an IBA.

6. This Application and Agreement signed by the Applicant is effective on the date received and accepted by the Company. This agreement shall be binding upon the successors or assignees of both parties and includes provisions contained in the Policies and Procedures, Rules and Regulations and Binary Compensation Plan which are inIncorated in the Agreement.

7. IBA agrees to familiarize him/herself with EYI products, product description, Rules and Regulations, Policies and Procedures, and the Binary Compensation Plan.

8. The EYI program is built on retail sales to the ultimate consumer. IBA will promote retail sales of product on an ongoing basis. IBA may wish to purchase product for his/her own personal or family use. Under the EYI program commissions are not paid on an IBA's personal purchase of products. IBA understands that he/she may be required upon Company request to show proof of retail sales activities.

9. All purchase orders and/or Associate Applications are placed directly with EYI Incorate office or its authorized fulfillment centers. IBA earns compensation calculated from wholesale purchase orders placed in his/her name. Compensation is in U.S. funds mailed directly to IBA's registered address. To receive bonuses and commissions IBA understands he/she must meet the qualifications of the Binary Compensation Plan.

10. IBA hereby agrees to represent the Company's Compensation Plan fairly and completely, emphasizing that retail sales are a requirement, that no recruitment fee can be derived from the mere act of sponsoring other associates and that no earnings are guaranteed from the mere participation in the Compensation Plan. IBA agrees not to make any representations about the actual potential or expected earnings of any IBA of the Company.

11. IBA acknowledges that neither the Company nor sponsor has made any claims of guaranteed profits or representation of anticipated profits that might result from IBA's efforts as an Independent Business Associate. IBA understands that success comes from retail sales, services and the development of an associate network. IBA understands and agrees not to make statements, disclosures or representations in selling the Company's products and services or the potential earnings of others or in the recruitment of perspective distributors other than those contained in approved company literature.

12. IBA is wholly responsible for Self Employment Tax, Unemployment Insurance and Provincial/State or Municipal licensing where applicable. The IBA holds EYI harmless regarding any liability in failure to comply

13. IBA will use only Company printed or approved materials when representing EYI products. IBA will make no claims or warrants that are not contained in Company printed or approved materials and further agrees to adhere to the principle of honest business ethics protecting EYI trade names, trademarks and the good will attached to EYI.

14. In the event IBA sponsors other associates, IBA agrees to perform a bona fide supervisory, distributive and selling function in connection with the sale of the Company's products and services to the ultimate consumer. IBA also agrees to train his/her personally sponsored IBA's in the performance of these functions. IBA is to have continued monthly communication and supervision with his/her sales organization via any one of the following; personal contact, telephone, newsletters, fax, e-mail and/or distributor company functions.

15. IBA hereby agrees not to reprint or re-label the Company's Product or literature under any other name or label. IBA further agrees to refrain from producing, selling, and using for purpose of advertising, promoting or describing Company's products, Binary Plan, or any other programs, all written recorded or other materials which have not been approved or provided by the Company.

16. IBA understands and agrees that because of the personal nature of this Agreement it may not be transferred or otherwise assigned without the prior written consent of the Company. EYI's consent will not be unreasonably withheld.

17. IBA understands and agrees the IBA is not allowed under any circumstances to sell, advertise or promote at a company function any products, services or varied business opportunities not directly associated with EYI. IBA agrees not to use EYI contacts to promote the sale of other product or services.

18. IBA understands and agrees that the Company may modify the Rules and Regulations, Policies and Procedures, Compensation Plan, Company literature and product prices when it is deemed necessary.

19. In the event an IBA or his/her legal counsel has questions concerning the legal registration requirements of EYI, he/she must contact the Company in writing. IBA understands and agrees that no attorney general or provincial/state regulatory authority ever reviews, endorses, or approves any company program, Compensation Plan, or product and IBA will make no such claims to other persons.

20. The parties agree that any claims, disputes or other differences between them shall be exclusively resolved by binding arbitration, pursuant to the laws of British Columbia, Canada. Any and all costs including lawyer's fees incurred by the Company as a result of a breach of the Agreement by the applicant shall be borne by the applicant. The parties further agree that this Application/Agreement and binding arbitration disputes together with the filing of any counter action will be filed in the jurisdiction and venue of the Supreme Courts of British Columbia, sitting in Vancouver, B.C.

21. If any provisions of the Agreement of Application thereof to any person or circumstances is held to be invalid, the invalidity shall not affect other provisions or applications of the Agreement which can be given effect without the invalid provisions or application of the remaining provisions of this Agreement are declared to be servable.

22. The Company reserves the right to limit, restrict or suspend for a time all new applications if the growth is too rapid to properly service existing IBAs.

23. The figures used in presenting the Binary Compensation Plan are for demonstration and illustration purposes only and are used to explain this marketing strategy. Advancement in any Program is dependent upon the development of retail sales, dedication and commitment by an IBA to develop his/her Business.

24. IBA will not make any claims whatsoever, of Therapeutic, Medical or Curative value of any kind relating to any of the EYI products.

IBA understands and agrees that a violation of any of the terms of this Agreement , including EYI Policies and Procedures, may result in his/her termination as an EYI IBA

        A participant in this marketing plan has a right to cancel at any time regardless of reason. Cancellations must be submitted in writing to the company at its principle place of business. All unopened products and materials can be returned for full refund less 10% plus shipping and handling charges. Once a package is opened there is no refund or return.

                             Revised June 27, 2002